Credit Facility and Long-term Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Credit Facility and Long-term Debt
Credit Facility and Long-term Debt
Credit Agreement. On March 27, 2017, Aspen Holdings and certain of its direct or indirect subsidiaries (collectively, the “Borrowers”) entered into a Second Amended and Restated Credit Agreement (the “Credit Agreement”) with various lenders and Barclays Bank plc, as administrative agent, which amends and restates the Amended and Restated Credit Agreement, dated as of June 12, 2013, among the Company, certain subsidiaries thereof, various lenders and Barclays Bank plc, as administrative agent. The credit facility will be used by the Borrowers to finance the working capital needs of the Company and its subsidiaries, for letters of credit in connection with the insurance and reinsurance businesses of the Company and its subsidiaries and for other general corporate purposes. Initial availability under the credit facility is $200,000,000 and the Company has the option (subject to obtaining commitments from acceptable lenders) to increase the credit facility by up to $100,000,000. The credit facility will expire on March 27, 2022.
As at December 31, 2019, no borrowings were outstanding under the Credit Agreement. The fees and interest rates on the loans and the fees on the letters of credit payable by the Borrowers under the Credit Agreement are based upon the credit ratings for the Company’s long-term unsecured senior debt by S&P and Moody’s. In addition, the fees for a letter of credit vary based upon whether the applicable Borrower has provided collateral (in the form of cash or qualifying debt securities) to secure its reimbursement obligations with respect to such letter of credit.
Under the Credit Agreement, the Company must not permit (a) consolidated tangible net worth to be less than approximately $2,323,100,000 plus 25% of consolidated net income and 25% of aggregate net cash proceeds from the issuance by the Company of its capital stock, in each case after January 1, 2017, (b) the ratio of its total consolidated debt to the sum of such debt plus our consolidated tangible net worth to exceed 35% or (c) any material insurance subsidiary to have a financial strength rating of less than “B++” from A.M. Best. The Credit Agreement contains other customary affirmative and negative covenants, including (subject to various exceptions) restrictions on the ability of the Company and its subsidiaries to incur indebtedness, create or permit liens on their assets, engage in mergers or consolidations, dispose of assets, pay dividends or other distributions, purchase or redeem the Company’s equity securities, make investments and enter into transactions with affiliates. In addition, the Credit Agreement has customary events of default, including (subject to certain materiality thresholds and grace periods) payment default, failure to comply with covenants, material inaccuracy of representation or warranty, bankruptcy or insolvency proceedings, change of control and cross-default to other debt agreements.
On August 28, 2018, the Borrowers entered into a Waiver to Credit Agreement with various lenders and Barclays Bank plc, as administrative agent, to waive any Default or Event of Default that would result from any Change of Control caused by the Merger.
Other Credit Facilities. On September 20, 2019, Aspen Bermuda and Citibank Europe plc (“Citi Europe”) amended the committed letter of credit facility, dated June 30, 2012, as amended on June 30, 2014, June 30, 2016, and June 29, 2018 (the “LOC Facility”). The term of the LOC Facility is to June 30, 2020 and provides a maximum aggregate amount of up to $500.0 million. Under the LOC Facility, Aspen Bermuda will pay to Citi Europe (a) a letter of credit fee based on the available amounts of each letter of credit and (b) a commitment fee, which varies based upon usage, on the unutilized portion of the LOC Facility. Aspen Bermuda will also pay interest on the amount drawn by any beneficiary under the LOC Facility at a rate per annum of LIBOR plus 1%  (plus reserve asset costs, if any) from the date of drawing until the date of reimbursement by Aspen Bermuda. In addition, Aspen Bermuda and Citi Europe entered into an uncommitted letter of credit facility whereby Aspen Bermuda has the ability to request letters of credit under this facility subject to the prior approval of Citi Europe. The fee associated with the uncommitted facility is a letter of credit fee based on the available amounts of each letter of credit issued under the uncommitted facility. Both the LOC Facility and the uncommitted facility are used to secure obligations of Aspen Bermuda to its policyholders. In addition to these facilities, we also use regulatory trusts to secure our obligations to policyholders.
The terms of a pledge agreement between Aspen Bermuda and Citi Europe (pursuant to an assignment agreement dated October 11, 2006) dated January 17, 2006, as amended, were also amended on June 30, 2014 to change the types of securities or other assets that are acceptable as collateral under the New LOC Facility. All other agreements relating to Aspen Bermuda’s LOC Facility, which now apply to the LOC Facility with Citi Europe, as previously filed with the SEC, remain in full force and effect. As at December 31, 2019, we had $444.2 million of outstanding collateralized letters of credit under the LOC Facility (December 31, 2018 — $444.2 million).
Long-term Debt. On December 15, 2010, the Company closed its offering of $250.0 million 6.00% Senior Notes due December 15, 2020. The net proceeds from this offering, before offering expenses, were $247.5 million. On June 18, 2018, we redeemed $125.0 million of our 6.00% Senior Notes due 2020 resulting in a realized loss, or make-whole payment, of $8.6 million. On September 30, 2019, we redeemed the remaining $125.0 million of our 6.00% Senior Notes due 2020 resulting in a realized loss, or make-whole payment of $5.5 million.
On November 13, 2013, the Company closed its offering of $300.0 million 4.65% Senior Notes due November 15, 2023 (the “2023 Senior Notes”). The net proceeds from the 2023 Senior Notes offering, before offering expenses, were $299.7 million and a portion of the proceeds was used to redeem the then outstanding 2014 Senior Notes. Subject to applicable law, the 2023 Senior Notes will be the senior unsecured obligations of Aspen Holdings and will rank equally in right of payment with all of our other senior unsecured indebtedness from time to time outstanding.
Subject to certain exceptions, so long as any of the senior notes described above remain outstanding, the Company has agreed that neither the Company nor any of its subsidiaries will (i) create a lien on any shares of capital stock of any designated subsidiary (currently Aspen U.K. and Aspen Bermuda, as defined in the Indenture), or (ii) issue, sell, assign, transfer or otherwise dispose of any shares of capital stock of any designated subsidiary. Certain events will constitute an event of default under the Indenture, including default in payment at maturity of any of our other indebtedness in excess of $50.0 million.
Silverton, our Bermuda-domiciled special purpose insurer, was established in December 2013 to provide additional collateralized capacity to support Aspen Re’s global reinsurance business. On December 23, 2014, Silverton issued $85.0 million of participating notes (of which $70.0 million was issued to third parties), which provided quota share support for Aspen Re’s global property catastrophe excess of loss reinsurance business. The 2015 Loan Notes matured on September 18, 2017.
In the fourth quarter of 2015, Silverton issued $125.0 million of participating notes (of which $100.0 million was issued to third parties), which provided quota share support for Aspen Re’s global property catastrophe excess of loss reinsurance business. The 2016 Loan Notes matured on September 17, 2018.
In the fourth quarter of 2016, Silverton issued $130.0 million of participating notes (of which $105.0 million was issued to third parties), which provided quota share support for Aspen Re’s global property catastrophe excess of loss reinsurance business.
A final payment was made to noteholders after commutation of the reinsurance agreement on July 1, 2019. Silverton has no further reinsurance commitments outstanding.
The following table summarizes our contractual obligations under long-term debt as at December 31, 2019.

	Payments Due By Period
Contractual Basis	Less than 1 year	1-3 years	3-5 years	More than 5 years	Total
	($ in millions)
Long-term Debt Obligations	$—	$300.0	$—	$—	$300.0

The Senior Notes obligation disclosed above does not include the $14.0 million annual interest payable associated with the Senior Notes or the loan notes issued by Silverton. For more information on Silverton, refer to Note 5, “Variable Interest Entities” of these consolidated financial statements.